AMENDMENT NO. 8

PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, and April 1, 2002 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account F
  FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada U.S. Variable Account I
  FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
  FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F
  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

Series (I) shares AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account I	FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Core Equity Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	FUTURITY SELECT FOUR PLUS FUTURITY SELECT SEVEN FUTURITY SELECT FREEDOM FUTURITY SELECT INCENTIVE
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Core Equity Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	ALL-STAR ALL-STAR TRADITIONS ALL-STAR FREEDOM ALL-STAR EXTRA

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: August 5, 2002

AIM VARIABLE INSURANCE FUNDS

Attest: By:__________________________________

Name: Nancy L. Martin Name: Carol F. Relihan

Title: Assistant Secretary Title: Senior Vice President

A I M DISTRIBUTORS, INC.

Attest: By:__________________________________

Name: Nancy L. Martin Name: Michael J. Cemo

Title: Assistant Secretary Title: President

SUN LIFE ASSURANCE COMPANY OF

CANADA (U.S.)

Attest: _____________________________ By:____________________________________

Name: Maura Murphy Name:

Title: Senior Counsel Title:

By:____________________________________

Name:

Title:

CLARENDON INSURANCE AGENCY, INC.

Attest: ______________________________ By: __________________________________

Name: Maura Murphy Name: William T. Evers

Title: Senior Counsel Title: Assistant Secretary

By:____________________________________

Name: George E. Maden

Title: Secretary and Clerk

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